                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  February 2, 2005

                            JAG Media Holdings, Inc.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Nevada                     000-28761                88-0380546
-------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
         incorporation                File Number)          Identification No.)

                6865 SW 18th Street, Suite B13
                      Boca Raton, Florida                              33433
-------------------------------------------------------------------------------
           (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:   (866) 300-7410

-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On February 2, 2005, JAG Media Holdings, Inc. (the "Company") borrowed $2,000,000 from Cornell Capital Partners, L.P. ("Cornell"). The $2,000,000 loan is evidenced by a Promissory Note dated as of January 25, 2005. The Company intends to use the proceeds of the loan for working capital and general corporate purposes.

Under the terms of the Promissory Note, the face amount of the Promissory Note and interest on the amount from time to time outstanding at a rate of 12% per year will be payable either (i) out of the net proceeds to be received by the Company upon delivery of put notices under the Equity Line Purchase Agreement (the "Equity Line Purchase Agreement"), dated as of April 9, 2002, as amended July 8, 2004 and July 21, 2004, between the Company and Cornell, or (ii) in full by the Company within 663 calendar days of January 25, 2005 regardless of the availability of proceeds under the Equity Line Purchase Agreement, unless an extension is mutually agreed to by the parties in writing. The Equity Line Purchase Agreement provides for the purchase by Cornell of up to $10,000,000 worth of shares of the Company's common stock over a 48-month period ending on August 28, 2006. As of January 24, 2005, $4,035,000 of the Company's existing equity line with Cornell has been utilized.

Pursuant to the Promissory Note, the Company has agreed to deposit in escrow 35 put notices under the Equity Line Purchase Agreement in an amount not less than $60,000 each and one request for a put under the Equity Line Purchase Agreement in an amount not less than $181,016.99. Under the terms of the Promissory Note, the put notices held in escrow will be released every fourteen (14) days commencing August 5, 2005. The Company has also agreed to reserve out of its authorized but unissued shares of common stock three million five hundred Thousand (3,500,000) shares of the Company's common stock (the "Reserved Shares") to be delivered to Cornell under the Equity Line Purchase Agreement upon delivery of put notices by the Company. We have agreed to pay to Cornell a fee of $100,000 in connection with this transaction and we have also agreed to pay a $5,000 documentation fee.

The Company has also provided irrevocable transfer agent instructions dated January 25, 2005 (the "Transfer Agent Instructions") to Transfer Online, Inc., the Company's transfer agent, instructing Transfer Online to reserve the Reserved Shares in a designated account, thereby reducing the number of shares available to the Company for future issuances for other purposes. The Transfer Agent Instructions also provide instructions to the transfer agent regarding the issuance, from time to time, of the Reserved Shares to Cornell. When delivered to Cornell, the Reserved Shares may be resold by Cornell from time to time pursuant to the Company's Registration Statement on Form SB-2 (Reg. No. 333-118029) (the "Registration Statement"). The use of the Registration Statement may be temporarily suspended by the Company in certain specified circumstances. In the event the proceeds from the sale of the Reserved Shares are insufficient to repay all amounts due under the Promissory Note, the Company has agreed to reserve, pursuant to the Transfer Agent Instructions, additional shares of its common stock.

The Company has the option to repay the amounts due under the Promissory Note and to withdraw any put notices yet to be effected provided that each repayment is in amount not less than $25,000. In addition, the Company has the right to accelerate the delivery of one or more put notices and to select the specific put notice to be so accelerated. If the Promissory Note is not paid in full when due, the outstanding principal owed thereunder will be due and payable in full together with interest at a rate of 14% per year or the highest permitted by applicable law, if lower.

Upon an event of default (as defined in the Promissory Note), the entire principal balance and accrued interest of the Promissory Note, and all other obligations of the Company under the Promissory Note, would become immediately due and payable without any action on the part of Cornell.

On January 25, 2005, the Company also entered into a Consulting Services Agreement with Stone Street Advisors, LLC, a Nevada limited liability company ("Stone Street"), pursuant to which Stone Street has agreed to provide certain consulting and advisory services to the Company with regard to various types of financial arrangements, including equity line of credit financing, debt financing, other forms of direct investment in the Company and general corporate matters. The Company has agreed to pay Stone Street a one time fee of $50,000 for the services to be provided under the Consulting Services Agreement. The Consulting Services Agreement has an initial term of one year. The Consulting Services Agreement may be terminated by either party upon written notice to the other party.

The foregoing description of the Promissory Note, the Transfer Agent Instructions and the Consulting Services Agreement is qualified in its entirety by reference to the forms of Promissory Note, Transfer Agent Instructions and Consulting Services Agreement, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

10.1 Form of Promissory Note, dated January 25, 2005, between JAG Media Holdings, Inc. and Cornell Capital Partners, L.P.

10.2 Form of Irrevocable Transfer Agent Instructions, dated January 25, 2005, among JAG Media Holdings, Inc., Cornell Capital Partners, L.P. and Transfer Online, Inc.

10.3 Form of Consulting Services Agreement, dated January 25, 2005, between JAG Media Holdings, Inc. and Stone Strreet Advisors, LLC.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JAG MEDIA HOLDINGS, INC.


                                     By: /s/ Thomas J. Mazzarisi
                                         --------------------------------------
                                         Thomas J. Mazzarisi
                                         Chief Executive Officer


Dated:  February 3, 2005

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.  Description
-----------  -----------

10.1 Form of Promissory Note, dated January 25, 2005, between JAG Media Holdings, Inc. and Cornell Capital Partners, L.P.

10.2 Form of Irrevocable Transfer Agent Instructions, dated as of January 25, 2005, among JAG Media Holdings, Inc., Cornell Capital Partners, L.P. and Transfer Online, Inc.

10.3 Form of Consulting Services Agreement, dated January 25, 2005, between JAG Media Holdings, Inc. and Stone Strreet Advisors, LLC.